# NINTH AMENDMENT TO LEASE

This agreement made as of the 22nd day of August, 2017, between **Oral Roberts University**, an Oklahoma corporation ("Landlord") and **ENGlobal U.S., Inc.**, successor-by-merger to ENGlobal Engineering, Inc., a Texas Corporation ("Tenant").

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated January 27, 2005 as amended by a First Amendment to Lease dated April 7, 2005, a Second Amendment to Lease dated June 13, 2005, a Third Amendment to Lease dated December 28, 2005, a Fourth Amendment to Lease dated February 27, 2006, a Fifth Amendment to Lease dated July 26, 2006, a Sixth Amendment to Lease dated June 20, 2007, a Seventh Amendment to Lease dated November 12, 2010, and an Eighth Amendment to Lease dated May 15, 2012 (as so amended, the "Lease")

WHEREAS, Landlord and Tenant (the "parties") now desire to amend and modify the Lease in the following particulars;

NOW THEREFORE, in consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1. The provisions of this Agreement shall supersede any inconsistent provisions contained in the Lease, whether such inconsistent provisions are contained in the printed portion of the Lease or any addendum, rider or exhibit annexed thereto. All capitalized items not otherwise defined herein shall have the same meanings ascribed to them in the Lease.

2. **Lease Term.** The Lease Term is extended to and shall expire on December 31, 2018, unless sooner terminated or extended to a later day under any other term or provision of the Lease.

3. **Premises.** On or before September 1, 2017, Tenant shall vacate and surrender to Landlord the portion of the Premises consisting of 11,250 square feet of Net Rentable Area on the 29th floor of the building which has a street address of 2448 E. 81st Street, Tulsa, Oklahoma (the "29th Floor"). As of September 1, 2017, the Premises shall consist of a total of 46,682 square feet of Net Rentable Area.

4. **Base Rental.** Effective September 1, 2017, if Tenant has vacated and surrendered the 29th Floor to Landlord, Base Rental shall be reduced to $513,502.00 per annum ($42,791.83 per month) subject to the consumer price index (CPI) adjustment as set forth in paragraph 29 of the Lease.

5. **Tenant Improvements.** No tenant improvements are contemplated in connection with this amendment; however, Landlord, at Landlord's expense, on or before December 31, 2017, shall upgrade the existing light fixtures throughout the Premises to LED fixtures, touch up paint throughout the Premises, and deep clean and repair carpet in the Premises. The upgrade of light fixtures, touch up paint, and carpet cleaning and repair contemplated in this section shall not apply to the 29th Floor.

6. **Broker.** The parties hereto agree that Cushman Wakefield is Tenant's sole and exclusive representative ("Tenant's Broker"). Landlord agrees to pay a commission to Tenant's Broker as per separate agreement with Tenant's Broker. Tenant represents it neither consulted nor negotiated with any broker other than Tenant's Broker with regard to the Premises. Tenant agrees to indemnify, defend and save Landlord harmless from and against any claims for fees or commissions from anyone other than Tenant's Broker.

ENGlobal
Legal
August 22, 2017
APPROVED
Signed: [signature]
Tami Walker

7. Except as herein expressly amended or modified the terms and conditions of the Lease are hereby ratified and confirmed and shall remain in full force and effect.

8. This Agreement shall not constitute an agreement by Landlord or Tenant and shall not be binding upon Landlord or Tenant unless and until this Agreement shall be executed by Landlord and Tenant.

9. This Agreement may be changed only in writing, signed by both parties, and shall be binding upon and inure to the benefit of Landlord and Tenant, their respective heirs, successors and, as permitted, their assigns.

**IN WITNESS WHEREOF,** Landlord and Tenant have executed this Ninth Amendment to Lease as of the date first written above.

| | |
|---|---|
| **LANDLORD:** | **TENANT:** |
| **Oral Roberts University,** an Oklahoma corporation | **ENGlobal U.S., Inc.** a Texas corporation |
| By: [signature] | By: [signature] |
| Name: Tim R Philley | Name: Mark Hess |
| Title: C.O.O. | Title: CFO and Treasurer |

ENGlobal
Legal
August 22, 2017
APPROVED
Signed: [signature]
Tami Walker